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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 4, 2004


                                FOOT LOCKER, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    New York
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                 (State or Other Jurisdiction of Incorporation)


        1-10299                                13-3513936
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(Commission File Number)           (IRS Employer Identification Number)


112 West 34th Street, New York, New York                        10120
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(Address of Principal Executive Offices)                      (Zip Code)


                                 (212-720-3700)
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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Item 2.02.    Results of Operations and Financial Condition

              On November 4, 2004, Foot Locker, Inc. issued a press release announcing its sales results for the third quarter of 2004. A copy of the press release is furnished as Exhibit 99.1, which, in its entirety, is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

              (c)   Exhibits

              99.1 Press Release of Foot Locker, Inc. dated November 4, 2004 reporting sales results for the third quarter of 2004.






                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               FOOT LOCKER, INC.
                                               --------------------------------
                                                          (Registrant)


Date:  November 4, 2004                     By: /s/ Bruce L. Hartman
                                               --------------------------------
                                               Bruce L. Hartman
                                               Executive Vice President and
                                               Chief Financial Officer